Q1'2016 Results Presentation

May 10, 2016

Speakers:

Douglas McCrosson, President & Chief Executive Officer

Vincent Palazzolo, Chief Financial Officer



A Premier Supplier of Aircraft Structures and Systems

CPI AERO

NYSE MKT: CVU

Disclosure Statement

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 28, 2016, available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

CPI AERO is a registered trademark of CPI Aerostructures, Inc. All other trademarks referenced herein are the property of their respective owners.

Non-GAAP Financial Data

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

Recent Highlights



Douglas McCrosson

President & Chief Executive Officer

A-10 Program: Update

Recent Developments:

- January 2016 - U.S. Air Force announces it is very likely to delay the retirement of the aircraft given ongoing operational needs
- February 2016 - fiscal 2017 President's Budget Request pushes out the retirement of the A-10 through 2022 in order to preserve the aircraft's capabilities during the Air Force's transition to the F-35
- April 2016 - Air Force clarifies its position, states it intends to begin retirement as early as GFY 2018; timing and quantity of anticipated future wing orders becomes uncertain. These new facts and recent communications from our customer affect how company accounts for the A-10:
  - Assume contract will not be terminated prior to completion of current Boeing subcontract (through qty 173)
  - Estimate running the A-10 contract through completion of ship set 173
  - No justification for deferral of expenses or the addition of estimated revenue related to anticipated future orders, as these orders are not 'probable,' as that term has meaning under GAAP
  - POC accounting rules requires entire estimated loss remaining to be booked in current quarter, resulting in a total charge of approximately $13.5 ($8.9 reduction to revenue and $4.6 million increase to COGS)

Our View:

- Completion of the program under the current terms will result in a net positive inflow of cash over the balance of the contract as remaining billings exceed estimated future cash expenses by approximately $1.5 million
- We anticipate that Congress will continue to prevent the Air Force from retiring the A-10 until another platform capable of meeting the Close Air Support mission
- We believe that the Air Force will need to acquire new wings beyond what is already on order with Boeing
- Given our incumbency, we are in a great competitive position to secure new work at more favorable terms

Backlog

Consolidated Backlog at 03/31/2016 –
$407.4 Million, up 5% from end of 2015

Funded 26% / Unfunded 76%


Unfunded backlog represents remaining potential value of long term agreements
Funded backlog up from $101.1 at 12/31/2015
$104.0M
$303.4M
Funded
Unfunded

Defense 74% / Commercial 26%


$300.9M
$106.5M
Defense
Commercial

CPI AERO

Driven By Renewed Strength in Defense Business

Recent wins added approx. $225 million in backlog until 2022

E-2D Advanced Hawkeye/C-2A Greyhound

$86.1M



Announced
November 2014

Contract Period
2013 - 2021

F-16 Falcon

$53.5M



Announced
November 2014

Contract Period
2014 - 2022

T-38C Talon Trainer

$49M



Announced
February 2015

Contract Period
2015 - 2021

F-35A

$10.6M



Announced
July 2015

Contract Period
2015 - 2021

Japan E-2D Hawkeye

$25-30M



Announced
January 2016

Contract Period
2016 - 2019

CPI AERO

Financial Highlights



Vincent Palazzolo

Chief Financial Officer

Recent Financial Highlights

($ in Millions, except per share data)	GAAP as Reported For the 3M Ended March 31,		Adjusted Earnings For the 3M Ended March 31,	
	2016	2015	2016	2015
Revenue	$12.7	$19.9	$19.5	15.7
Cost of sales	24.3	16.3	15.8	12.0
Gross profit (loss)	(11.6)	3.6	3.7	3.6
Selling, general and administrative expenses	2.7	2	2.7	2.0
Income (loss) from operations	(14.4)	1.6	0.9	1.6
Income before provision for income taxes	(14.6)	1.4	0.7	1.4
Net income (loss)	(9.2)	0.9	0.4	0.9
Income (loss) per common share – diluted	($1.07)	$0.11	$0.05	$0.11

CPI AERO

Balance Sheet Highlights

($ in Millions, except per share value)

As of March 31, 2015	
CEE (unbilled receivables)	$ 92.9
Total Debt	31.2
Shareholders' Equity	61.6
Book Value, per diluted share	7.16
Debt-to-Capital	0.51

March 28, 2016: Debt Refinancing

- $40M, 3-year senior debt facility
  - $10M term loan
  - $30M revolving line-of-credit
- Replaces previous $35.0M credit facility
- Expands availability by $5M

CPI AERO

Updated 2016 Financial Guidance

Adjusted Revenue

- **$82.5M – $88.5M**
  - Reduces all projected A-10 program revenue from forecast

Adjusted Pre-tax Income

- **$9.8M - $10.5M**
  - Adds back the $15.3 million charge recorded in 1Q16 related to A-10 program

Effective Tax Rate

- **Approximately 37%**

CPI AERO

2016 Financial Initiatives

Lower inventory levels and reduce unbilled receivables (CEE)


Strengthen Balance Sheet
Continue Investment In Automation
Improve Debt Coverage Ratios
Further Reduce Overhead & SG&A Expenses

Investments made in 2015 expected to favorably impact margins

Already lower than industry peers

G&A rate reduced by 50 basis points since 2014; Factory Overhead rate reduced by over 5,000 basis points since 2014

Looking Ahead



Douglas McCrosson

President & Chief Executive Officer

Bid Pipeline (5/06/16)

Defense opportunities are increasing


51%
49%
Defense
Commercial

Continued Diversification Across Product Categories


4%
53%
12%
31%
Kitting
MRO
Aerostructures
Aerosystems

2016 Program Opportunities

Current opportunities:

Aerostructures

- Military Helos: H-92, AH-1Z, CH-53K, V-280
- Various regional commercial aircraft (Tier 1 and Tier 2 opportunities)
- Military Fixed Wing: A-10 thick skin urgent spares kitting (TUSK), F-35
- MRO: F-16 SLEP, BLACK HAWK

Aerosystems

- ISR and EW Pod structures

Supply Chain Management/Kitting

- Various regional commercial aircraft (Tier 1 opportunity)
- Various business jets
- S-92 (commercial)

Future Opportunities

T-X Trainer


RA

Lockheed Martin F-35



Foreign sales – F-16



Northrop Grumman B-21


B-21

Long-Term Visibility - Contracts

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage


'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
U.S. GOVERNMENT– F-16
U.S. GOVERNMENT – T-38C Talon Trainer
LOCKHEED – F-35A
NORTHROP GRUMMAN – for the E-2D & C-2A
NORTHROP GRUMMAN – Japan E-2D
EMBRAER – Phenom 300
TEXTRON - Cessna Citation X+
TRIUMPH GROUP - Gulfstream G650
BELL HELICOPTER – AH-1Z ZULU
HONDA - HondaJet
SIKORSKY – UH-60 Black Hawk
SIKORSKY – S-92
UTC AEROSPACE SYSTEMS –DB-110 ISR Pod
Potential to collectively generate revenue of $407.4M during their remaining periods of performance
(as of 3/31/16)

CPI AERO

Defense; Commercial

Q&A Session

Financial Appendix

Adjusted Statement of Earnings

	For the Three Months Ended March 31, 2016		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$12,670,032	$6,820,981	$19,491,013
Cost of sales	24,309,136	(8,470,714)	15,838,422
Gross profit	(11,639,104)	15,291,695	3,652,591
Selling, general and administrative expenses	2,720,383		2,720,383
Income from operations	(14,359,487)	15,291,695	932,208
Other income (expense), net			
Interest expense	275,733		275,733
Income before provision for income taxes	(14,635,220)	15,291,695	656,475
Provision for income taxes	(5,415,000)	5,658,000	243,000
Net income (loss)	($9,220,220)	$9,633,695	$413,475
Diluted Earnings per share	($1.07)		$0.05

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

Adjusted Statement of Earnings

	For the Three Months Ended March 31, 2015		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$19,876,566	($4,225,533)	$15,651,033
Cost of sales	16,274,495	(4,238,510)	12,035,985
Gross profit	3,602,071	12,977	3,615,048
Selling, general and administrative expenses	2,019,365		2,019,365
Income from operations	1,582,706	12,977	1,595,683
Other income (expense), net			
Interest expense	214,586		214,586
Income before provision for income taxes	1,368,120	12,977	1,381,097
Provision for income taxes	440,000	2,000	442,000
Net income (loss)	$928,120	$10,977	$939,097
Diluted Earnings per share	$0.11		$0.11

CPI AERO

Contact us





Vincent Palazzolo, CFO
(631) 586-5200
www.cpiaero.com



Jody Burfening / Sanjay M. Hurry
LHA Inc.
(212) 838-3777
cpiaero@lhai.com